Cavium Announces Financial Results for Q2 2011

SAN JOSE, CA -- (Marketwire - August 02, 2011) - Cavium, Inc. (NASDAQ: CAVM), a leading provider of highly integrated semiconductor products that enable intelligent processing for networking, communications, and the digital home, today announced financial results for the second quarter of 2011 ended June 30, 2011.

Revenue in the second quarter of 2011 was $71.6 million, a 12.7% sequential increase from the $63.6 million reported for the first quarter of 2011 and an increase of 43.7% from the $49.9 million reported for the second quarter of last year.

Generally Accepted Accounting Principles (GAAP) Results
Net income for the second quarter of 2011, on a GAAP basis, was $1.9 million, or $0.04 per diluted share, compared to net income of $1.5 million, or $0.03 per diluted share in the first quarter of 2011, and a net income of $0.6 million, or $0.01 per diluted share in the second quarter of last year. Gross margins were 59.9% in the second quarter of 2011 compared to 60.9% in the first quarter of 2011 and 60.8% in the second quarter of last year. Total cash and cash equivalents were $69.2 million at June 30, 2011.

Non-GAAP Results
Cavium believes that the presentation of non-GAAP financial measures provides important supplemental information to management and investors regarding financial and business trends relating to the company's financial condition and results of operations. These measures should only be used to evaluate the Company's results of operations in conjunction with the corresponding GAAP measures. Non-GAAP financial measures in second quarter of 2011 exclude expenses totaling $16.5 million related to stock-based compensation and related payroll expense, amortization of acquired intangible assets and acquisition related expenses. The reconciliation between GAAP and non-GAAP financial results is provided in the financial statements portion of this release.

Non-GAAP net income for the second quarter of 2011 was $18.4 million, or $0.34 per diluted share, compared with non-GAAP net income of $16.5 million, or $0.32 per diluted share in the first quarter of 2011. Gross margins, on a non-GAAP basis, was 65.6% and operating margins (non-GAAP income from operations as a percentage of revenue), on a non-GAAP basis, was 25.3% in the second quarter of 2011.

"This was our ninth quarter of sequential sales growth, driven by strong organic growth in our core enterprise and service provider as well as our broadband and consumer business. We generated record quarterly sales, strong non-GAAP gross and operating margins, and record non-GAAP net income during the quarter. Furthermore, our multi-core and other products continue to take market share as we experience record design win momentum among Tier-1 customers across our entire family of products," said Syed Ali, president and CEO of Cavium.

Recent News Highlights

  June 28, 2011 - Emerson Network Power Announces Availability of Powerful 64-core Cavium Dual OCTEON® II 40G ATCA Packet Processor Blade
  June 21, 2011 - Cavium, Continuous Computing and Picochip announce first "user-to-core" LTE small cell demonstration at Femtocells World Summit
  June 15, 2011 - Cavium Expands Mobile Infrastructure Platforms Market Position with OCTEON® Processor Selection by Samsung
  June 8, 2011 - Cavium Announces Availability of Higher Performance 1.8GHz Per-core OCTEON® II CN63XX Processor Family
  May 31, 2011 - Cavium's New Line of PureVu™ Video Processors Slash Solution Cost and Enable "Universal Adapter" Design for WiFi-based Wireless Display and Home Video Distribution
  May 31, 2011 - Cavium to Demonstrate Innovative Next-Generation Set-Top Box, Wireless Display and Networked Digital Home Applications at Computex 2011
  May 31, 2011 - Cavium Powers Highly Effective Security Gateways from NETGEAR
  May 31, 2011 - Caswell & Cavium Collaborate to Deliver Breakthrough Energy Efficient Servers with Massive OCTEON® Processor Arrays for Cloud Computing
  May 31, 2011 - Cavium's ECONA™ Processor Family Powers GIGABYTE's Paradigm-shifting Cloud Storage Products
  May 31, 2011 - Thecus Deploys Breakthrough Network Attached Storage (NAS) Products Powered by Cavium's ECONA™ Processor Family
  May 31, 2011 - ZyXEL Selects Cavium's Multi-Core OCTEON® Processors for Wide Range of Security and UTM Gateway Platforms
  May 11, 2011 - Cavium and Partners Demonstrate Industry-Leading High Performance Solutions for Networking, Cloud Computing, Wireless Infrastructure and Network Security at INTEROP 2011
  May 10, 2011 - Advantech Boosts Packetarium™ and ATCA Blade Throughput with Highest Performance Cavium's 32-Core OCTEON II® CN6880 Processor
  May 10, 2011 - Radisys Introduces 40G ATCA Packet Processing Module Designed to Meet the Diverse Requirements of Next-Generation LTE Networks
  May 6, 2011 - Salesforce.com, Cavium Win 2011 GROW! Awards from ACG Silicon Valley
  May 2, 1011 - Palo Alto Networks, an Industry Leader of Next-Generation Firewalls, Designs Scalable, Leading Performance Product Line using Cavium's OCTEON® II Processor Family

Cavium, Inc. will broadcast its second quarter 2011 financial results conference call today, August 2, 2011, at 2 p.m. Pacific time (5 p.m. Eastern time). The conference call will be available via a live web cast on the investor relations section of the Cavium website at http://www.cavium.com. Please access the website at least a few minutes prior to the start of the call in order to download and install any necessary audio software. An archived web cast replay of the call will be available on the web site for a limited period of time.

About Cavium
Cavium is a leading provider of highly integrated semiconductor products that enable intelligent processing for networking, communications and the digital home. Cavium offers a broad portfolio of integrated, software-compatible processors ranging in performance from 10 Mbps to 40 Gbps that enable secure, intelligent functionality in enterprise, data-center, broadband/consumer and access and service provider equipment. Cavium processors are supported by ecosystem partners that provide operating systems, tool support, reference designs and other services. Cavium recently moved its principal office in San Jose, CA with design team locations in California, Massachusetts, India and Taiwan. For more information, please visit: http://www.cavium.com.

Note on Forward-Looking Statements
This press release may contain forward-looking statements regarding future events that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. These forward-looking statements involve risks and uncertainties, as well as assumptions and current expectations. Our actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks, uncertainties and assumptions. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include but are not limited to the rate of new design wins, acceptance by customers of Cavium's new product introductions, whether or not the company can continue to expand gross margins and operating margins, the rate at which existing design wins go into production, pricing pressures, general economic conditions, manufacturing difficulties, and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission. More information about these and other risks that may impact Cavium's business are set forth in the "Risk Factors" section of our Form 10K filed with the Securities and Exchange Commission on February 28, 2011. All forward-looking statements in this press release are based on information available to us as of the date hereof and qualified in their entirety by this cautionary statement, and we assume no obligation to revise or update these forward-looking statements.

                                CAVIUM, INC.
       Unaudited GAAP Condensed Consolidated Statements of Operations
                  (in thousands, except per share amounts)
                                                   Three Months Ended
                                             ------------------------------
                                              June 30, 2011  March 31, 2011
                                             --------------  --------------

Net revenue                                  $       71,615  $       63,570
Cost of revenue                                      28,698          24,825
                                             --------------  --------------
Gross profit                                         42,917          38,745
                                             --------------  --------------
Operating expenses:
  Research and development                           23,660          20,722
  Sales, general and administrative                  17,554          16,903
                                             --------------  --------------
    Total operating expenses                         41,214          37,625
                                             --------------  --------------
Income from operations                                1,703           1,120
                                             --------------  --------------
Other income (expense), net:
  Interest expense                                      (63)            (73)
  Other, net                                             49             (38)
                                             --------------  --------------
Total other expense, net                                (14)           (111)
                                             --------------  --------------
  Income before income taxes                          1,689           1,009
  Benefit from income taxes                            (233)           (483)
                                             --------------  --------------
Net income                                   $        1,922  $        1,492
                                             ==============  ==============
Net income per common share, basic           $         0.04  $         0.03
Shares used in computing basic net income
 per common share                                    48,381          47,091
Net income per common share, diluted         $         0.04  $         0.03
Shares used in computing diluted net income
 per common share                                    51,104          49,799

                                CAVIUM, INC.
              Unaudited Reconciliation of Non-GAAP Adjustments
                               (in thousands)

Reconciliation of GAAP research and
 development expenses to non-GAAP:
  GAAP research and development expenses     $       23,660  $       20,722
    Stock-based compensation and related
     payroll taxes                                   (3,992)         (3,203)
    Acquisition-related expenses                       (586)         (1,044)
    Acquisition-related compensation
     expenses                                        (1,324)         (2,140)
                                             --------------  --------------
  Non-GAAP research and development expenses $       17,758  $       14,335
                                             ==============  ==============
Reconciliation of GAAP sales, general and
 administrative expenses to non-GAAP
  GAAP sales, general and administrative
   expenses                                  $       17,554  $       16,903
    Stock-based compensation and related
     payroll taxes                                   (4,425)         (3,289)
    Amortization of acquired intangibles               (347)           (237)
    Acquisition-related expenses                       (632)         (1,949)
    Acquisition-related compensation
     expenses                                        (1,087)           (588)
                                             --------------  --------------
  Non-GAAP sales, general and administrative
   expenses                                  $       11,063  $       10,840
                                             ==============  ==============

                                CAVIUM, INC.
              Unaudited Reconciliation of Non-GAAP Adjustments
           (In thousands, except per share data and percentages)

                                                  Three Months Ended
                                           --------------------------------
Reconciliation of GAAP gross profit &
 margin to non-GAAP:                        June 30, 2011    March 31, 2011
                                           ---------------  ---------------
Net revenue                                $        71,615  $        63,570
GAAP gross profit                                   42,917           38,745
GAAP gross margin                                     59.9%            60.9%
    Acquisition-related expenses:
      Cost of revenue                                1,268              566
    Amortization of acquired intangibles:
      Cost of revenue                                2,309            1,603
    Stock-based compensation and related
     payroll taxes:
      Cost of revenue                                  480              393
                                           ---------------  ---------------
Non-GAAP gross profit                      $        46,974  $        41,307
                                           ===============  ===============
Non-GAAP gross margin                                 65.6%            65.0%
                                           ===============  ===============

                                                  Three Months Ended
                                           --------------------------------
Reconciliation of GAAP income from
 operations to non-GAAP:                    June 30, 2011    March 31, 2011
                                           ---------------  ---------------
GAAP income from operations                $         1,703  $         1,120
    Amortization of acquired intangibles             2,656            1,840
    Stock-based compensation and related
     payroll taxes                                   8,897            6,885
    Acquisition-related expenses                     2,486            3,559
    Acquisition-related compensation
     expenses                                        2,411            2,728
                                           ---------------  ---------------
Non-GAAP income from operations            $        18,153  $        16,132
                                           ===============  ===============
Non-GAAP income from operations as a
 percentage of revenue                                25.3%            25.4%
                                           ===============  ===============

                                                  Three Months Ended
                                           --------------------------------
Reconciliation of GAAP net income to non-
 GAAP:                                      June 30, 2011    March 31, 2011
                                           ---------------  ---------------
GAAP net income                            $         1,922  $         1,492
Non-GAAP adjustments:
    Stock-based compensation and related
     payroll taxes:
      Cost of revenue                                  480              393
      Research and development                       3,992            3,203
      Sales, general and administrative              4,425            3,289
    Amortization of acquired intangibles:
      Cost of revenue                                2,309            1,603
      Sales, general and administrative                347              237
    Acquisition-related expenses                     2,486            3,559
    Acquisition-related compensation
     expenses                                        2,411            2,728
                                           ---------------  ---------------
    Total of non-GAAP adjustments                   16,450           15,012
                                           ---------------  ---------------
Non-GAAP net income                        $        18,372  $        16,504
                                           ===============  ===============

GAAP net income per share, diluted         $          0.04  $          0.03
                                           ===============  ===============
  Non-GAAP adjustments detailed above                 0.30             0.29
Non-GAAP net income per share, diluted     $          0.34  $          0.32
                                           ===============  ===============

GAAP weighted average shares, diluted               51,104           49,799
  Non-GAAP share adjustment                          2,710            2,375
                                           ---------------  ---------------
Non-GAAP weighted average shares, diluted           53,814           52,174

                                CAVIUM, INC.
            Unaudited GAAP Condensed Consolidated Balance Sheets
                               (in thousands)

                                                As of            As of
                                           ---------------  ---------------
                                            June 30, 2011    March 31, 2011
                                           ---------------  ---------------
Assets
Current assets:
  Cash and cash equivalents                $        69,233  $        69,431
  Accounts receivable, net                          46,188           35,605
  Inventories                                       28,245           28,680
  Prepaid expenses and other current
   assets                                            3,762            2,658
  Deferred income taxes                              9,039            9,039
                                           ---------------  ---------------
    Total current assets                           156,467          145,413
Property and equipment, net                         15,091           14,624
Intangible assets, net                              58,148           53,691
Goodwill                                           101,402          103,207
Deferred income taxes                               27,173           26,667
Other non-current assets                             1,566            1,785
                                           ---------------  ---------------
    Total assets                           $       359,847  $       345,387
                                           ===============  ===============

Liabilities and Stockholders' Equity
Current liabilities:
  Accounts payable                         $        16,693  $        16,246
  Accrued expenses and other current
   liabilities                                      14,023           13,652
  Deferred revenue                                  14,927           15,078
  Capital lease and technology license
   obligations, current                              9,328            5,538
                                           ---------------  ---------------
    Total current liabilities                       54,971           50,514
Capital lease and technology license
 obligations, net of current                           796            2,182
Deferred tax liability                               5,917            5,917
Other non-current liabilities                        2,596            2,208
                                           ---------------  ---------------
    Total liabilities                               64,280           60,821
                                           ---------------  ---------------

Stockholders' equity
  Common stock                                          49               48
  Additional paid-in capital                       333,597          324,519
  Accumulated deficit                              (38,079)         (40,001)
                                           ---------------  ---------------
    Total stockholders' equity                     295,567          284,566
                                           ---------------  ---------------
    Total liabilities and stockholders'
     equity                                $       359,847  $       345,387
                                           ===============  ===============

Cavium Contact:

Art Chadwick
Vice President of Finance and Administration and Chief Financial Officer
Tel: (408) 943-7104
Email: art.chadwick@cavium.com

Angel Atondo
Sr. Marketing Communications Manager
Tel: (408) 943-7417
Email: angel.atondo@cavium.com